                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission Only
                                                     (as permitted by Rule 14a-6(e)(2)
/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           AMERICAN BANCORP OF NEVADA
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 April 1, 1996





Dear Shareholders:


You are cordially invited to attend American Bancorp of Nevada's Annual Meeting of Shareholders (the "Meeting") which will be held at American Bank of Commerce's main office located at 4425 Spring Mountain Road, Las Vegas, Nevada, on Monday, April 15, 1996 at 9:00 a.m.

At the Meeting, shareholders will be asked to elect directors for the ensuing year and ratify the appointment of McGladrey & Pullen, LLP as American Bancorp of Nevada's independent certified public accountants for 1996. Information regarding the nominees for election of directors and the independent certified public accountants is set forth in the accompanying Proxy Statement.

It is important that your shares be represented at the Meeting whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "for" the election of all of the nominees named in the Proxy Statement and "for" ratification of the independent certified public accountants.





                                           James V. Bradham
                                           President & Chief Executive Officer

                           AMERICAN BANCORP OF NEVADA
                           4425 SPRING MOUNTAIN ROAD
                            LAS VEGAS, NEVADA 89102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 15, 1996



TO THE SHAREHOLDERS OF
AMERICAN BANCORP OF NEVADA:


NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the Annual Meeting of Shareholders (the "Meeting") of American Bancorp of Nevada (the "Company") will be held at American Bank of Commerce's main office located at 4425 Spring Mountain Road, Las Vegas, Nevada, on Monday, April 15, 1996 at 9:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect ten (10) persons to the board of directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

                 Keith Ashworth                       Joel A. Laub
                 James V. Bradham                     Betty Lou Lehman
                 Vern J. Christensen                  Darrell A. Luery
                 Elias F. Ghanem, M.D.                Edward D. Smith
                 Nasser F. Ghanem                     Claudine B. Williams

2. APPOINTMENT OF AUDITORS. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent certified public accountants for 1996.

4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors has fixed the close of business on March 21, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Bylaws of the Company set forth the following procedures for nominations to the board of directors:

         No shareholder at a shareholders' meeting at which Directors are to be elected shall be entitled to vote for a candidate for Director unless the candidate's name has been placed in nomination in writing with the Secretary of the corporation at least ten (10) days prior to the commencement of the voting.

                                           BY ORDER OF THE BOARD OF DIRECTORS




April 1, 1996                              Edward D. Smith, Secretary

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                           AMERICAN BANCORP OF NEVADA

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


                                 APRIL 15, 1996



                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1996 Annual Meeting of Shareholders (the "Meeting") of American Bancorp of Nevada (the "Company") to be held at the main office of American Bank of Commerce, located at 4425 Spring Mountain Road, Las Vegas, Nevada on Monday, April 15, 1996 at 9:00 a.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed on or about April 1, 1996 to shareholders eligible to receive notice of, and to vote at, the Meeting.

REVOCABILITY OF PROXIES

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and votes in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN AND "FOR" RATIFICATION OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the board of directors (the "Board") of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Company and its subsidiary, American Bank of Commerce (the "Bank") may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.


                               VOTING SECURITIES

There were issued and outstanding 3,216,469 shares of the Company's common stock ("Common Stock") on March 21, 1996, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of the Company's Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Management of the Company knows of no person who owns, beneficially or of record either individually or together with associates, 5 percent or more of the outstanding shares of the Company's Common Stock, except as set forth in the table below. The following table sets forth, as of March 1, 1996, the number and percentage of shares of the Company's outstanding Common Stock beneficially owned, directly or indirectly, by each of the Company's directors and named officers and by the directors and named officers of the Company as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director, principal shareholder or named officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 1996. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

                                                       Amount and Nature of   Percent
Beneficial Owner                                       Beneficial Ownership  of Class(1)
- ----------------                                       --------------------  -----------
Directors and Named Executive Officers:
- --------------------------------------

Keith Ashworth                                                53,078(2)(3)      1.6%
James V. Bradham                                             107,045(4)         3.3%
Vern J. Christensen                                           63,499(2)(5)      2.0%
Elias F. Ghanem, M.D.                                         61,833(2)(6)      1.9%
Nasser F. Ghanem                                             215,240(2)(7)      6.7%
Joel A. Laub                                                  13,299(2)(8)       *
Betty Lou Lehman                                             298,544(2)(9)      9.3%
Darrell A. Luery                                               6,333(10)         *
Edward D. Smith                                               86,869(2)         2.7%
Claudine B. Williams                                         350,710(2)(11)    10.9%
Patricia L. Kirkwood                                           9,166(12)         *
Robert E. Olson                                               48,193(13)        1.5%
Robert J. Sistek                                               9,348(14)         *
James E. Zurbriggen                                           43,862(15)        1.4%

All Directors and Named Officers
as a Group (numbering 14)                                  1,367,019           41.4%

- ---------------

*        Less than one percent.

(1) Includes shares subject to options held by each director and the directors and officers as a group that are exercisable within 60 days of March 1, 1996. These are treated as issued and outstanding for the purpose of computing the percentage of each director and the directors and officers as a group but not for the purpose of computing the percentage of class of any other person.

(2)      Total includes 7,933 shares acquirable by exercise of stock options.

(3) Mr. Ashworth has shared voting and investment powers as to 45,145 of these shares.

(4) Mr. Bradham has shared voting and investment powers as to 942 of these shares and has 2,600 shares acquirable by exercise of stock options.

(5) Mr. Christensen has shared voting and investment powers as to 18,197 of these shares.

(6) Dr. E. Ghanem has shared voting and investment powers as to 45,732 of these shares.

(7) Mr. N. Ghanem's address is c/o American Bancorp of Nevada, 4425 Spring Mountain Road, Las Vegas, Nevada 89102.

(8) Mr. Laub has shared voting and investment powers as to 5,366 of these shares.

(9) Ms. Lehman has shared voting and investment powers as to 267,654 of these shares. Ms. Lehman's address is c/o American Bancorp of Nevada, 4425 Spring Mountain Road, Las Vegas, Nevada 89102.

(10) Mr. Luery has shared voting and investment powers as to 5,333 of these shares and has 1,000 shares acquirable by exercise of stock options.


                    (Footnotes continued on following page.)

(11) Ms. Williams has shared voting and investment powers as to 342,777 of these shares. Ms. Williams' address is c/o American Bancorp of Nevada, 4425 Spring Mountain Road, Las Vegas, Nevada 89102.

(12) Ms. Kirkwood has shared voting and investment powers as to 34 of these shares and has 3,082 shares acquirable by exercise of stock options.

(13) Mr. Olson has shared voting and investment powers as to 45,843 of these shares and has 2,350 shares acquirable by exercise of stock options.

(14)     Mr. Sistek has 6,682 shares acquirable by exercise of stock options.

(15) Mr. Zurbriggen has 2,350 shares acquirable by exercise of stock options.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and more than ten-percent shareholders are required by Securities Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 1995 its officers, directors and more than ten-percent shareholders complied with all filing requirements applicable to them, other than Mr. Bradham who filed a late Form 4 in June 1995.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

NOMINEES

The Company's Bylaws presently provide that the number of directors of the Company shall not be less than six (6) nor more than twelve (12). The Bylaws further provide that the exact number of directors shall be ten (10) until changed by the affirmative vote of a majority of the Board.

The persons named below, all of whom are currently members of the Board, have been nominated for election as directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. Unless otherwise instructed, proxyholders will vote the Proxies received by them for the election of the nominees named below. Votes will be cast by the proxyholders in such a way to effect, if possible, the election of the nominees named below. The ten nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth as of March 1, 1996, the names of, and certain information concerning, the persons nominated by the Board for election as directors of the Company.

                                             Year First                            Principal
        Name and Title                       Appointed                       Occupation During the
    Other Than Director          Age          Director                          Past Five Years
 -------------------------      -----     ----------------   -----------------------------------------------------
 Keith Ashworth                   71            1982         Executive Assistant to the Chief Executive
 Vice Chairman                                               Officer, and Director of Community Affairs, of
                                                             Nevada Power Co.

 James V. Bradham                 55            1982         President and Chief Executive Officer of the
 President and                                               Company and the Bank.
 Chief Executive Officer

 Vern J. Christensen              71            1982         Director and President of Nevada Recycling, Inc.
                                                             and President of Quality Towing, Inc.

 Elias F. Ghanem, M.D.            56            1982         Physician and Chief Executive Officer of Prime
                                                             Health Group of Companies.

 Nasser F. Ghanem                 53            1982         President of Empire Travel & Tours and private
                                                             investor.

 Joel A. Laub                     43            1993         President of Joel Laub & Associates, President
                                                             of Astoria Homes and Secretary/Treasurer of
                                                             Pageantry Homes.

 Betty Lou Lehman                 66            1989         Marriage and family therapist in private practice.

 Darrell A. Luery                 55            1994         President and Chief Operating Officer of Bally's
                                                             Grand, Inc.

 Edward D. Smith                  58            1982         Member of the Board of Directors of Sun Pacific
 Secretary                                                   Farming & Shippers, Secretary of Nevada
                                                             Recycling, Inc., Director of Quality Towing,
                                                             Inc. and President of Southwest Consultants Ltd.

 Claudine B. Williams             74            1982         Chairman  of the  Board  of the  Company  and the
 Chairman of the Board                                       Bank. Chairman of the Board of Harrah's Las Vegas
                                                             and member of the Board of Directors of International
                                                             Gaming Technologies, Inc.

All of the nominees named above have served as members of the Company's Board during the past year. All nominees will continue to serve if elected at the Meeting until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers(1) of the Company acting within their capacities as such. There are no family relationships among any of the directors and executive officers of the Company, other than Dr. Elias Ghanem and Mr. Nasser Ghanem, who are brothers. No director or executive officer of the Company, other than Ms. Williams who serves as a director of International Gaming Technologies, Inc., and Mr. Luery who serves as a director of Bally's Grand, Inc., serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940. In addition, as stated above, Mr. Luery serves as the President, Chief Operating Officer and a director of Bally's Grand, Inc. On November 27, 1991, Bally's Grand, Inc. filed a petition for a reorganization pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New Jersey. A plan of reorganization was confirmed in said Court on August 20, 1993.

THE BOARD OF DIRECTORS AND COMMITTEES

The Company's Board held four (4) meetings during 1995. None of the directors attended less than 75 percent of all Board meetings and committee meetings (of which they were a member) that were held in 1995, other than Dr. E. Ghanem who missed two Board meetings in 1995.

There were no standing committees of the Company's Board. In 1995 the Bank had a standing Audit Committee and Compensation Committee. The Bank's Audit Committee, which consisted of Messrs. Ashworth (chairman), Christensen and N. Ghanem and Ms. Williams met four (4) times during 1995. The Bank's Compensation Committee did not meet in 1995.

COMPENSATION OF DIRECTORS

The directors of the Company do not receive compensation from the Company, however during 1995, the directors, other than Mr. Bradham, received a fee of $1,000 per month for attendance at the Bank's board of directors meetings and $500 for each of the Bank's committee meetings attended. In 1996, the Bank's directors will receive the same compensation for attendance at the Bank's board of directors meetings and committee meetings as that received during 1995. Additionally, during 1995 each director, other than Mr. Bradham, received a $10,000 retainer. In 1996, each director, other than Mr. Bradham will receive a $10,000 retainer which will be paid semi-annually.

In December, 1990, each director of the Company, other than Messrs. Bradham, Laub and Luery and Dr. E. Ghanem, received a stock option under the Company's 1989 Stock Option Plan to acquire 5,000 shares of Common Stock. The exercise price for these shares for each director, other than Ms. Williams, was $8.50 per share and for Ms. Williams was $9.35 per share. The options expired in December, 1995. In December, 1992, each director of the Company, other than Messrs. Bradham,

- -------------

(1) As used throughout this Proxy Statement, the term "executive officer" includes the Chairman, the Vice Chairman, the President/Chief Executive Officer, the Treasurer and the Secretary.

Laub and Luery, received a stock option under the Company's 1989 Stock Option Plan to acquire 6,500 shares of Common Stock. The exercise price for these shares for each director, other than Ms. Williams, was $9.25 per share and for Ms. Williams was $10.17 per share. The options are for a term of five years expiring in December, 1997. The vesting of the director options is 20% of the total option amount per year with the first 20% amount having vested in December, 1992. In April, 1995, each director of the Company received a stock option under the Company's 1995 Stock Option Plan to acquire 4,000 shares of Common Stock. The exercise price for these shares was $13.25 per share. The options are for a term of five years expiring in April, 2000. The vesting of the director options is 25% of the total option amount per year with the first 25% amount vesting in April, 1996. In December, 1995, each director of the Company received an additional stock option under the Company's 1995 Stock Option Plan to acquire 4,000 shares of Common Stock. The exercise price for these shares was $13.50 per share. The options are for a term of five years expiring in December, 2000. The vesting of the director options is 25% of the total option amount per year with the first 25% amount vesting in December, 1996.

In April, 1995, each director of the Company also received 4,000 stock appreciation rights under the Company's 1995 Stock Appreciation Rights Plan. The value of the stock on the date of grant was $13.25 per share. The rights are for a term of five years expiring in April, 2000. The vesting of the rights is 25% of the total rights amount per year with the first 25% amount vesting in April, 1996. In December, 1995, each director of the Company received 4,000 additional stock appreciation rights under the Company's 1995 Stock Appreciation Rights Plan. The value of the stock on the date of grant was $13.50 per share. The rights are for a term of five years expiring in December, 2000. The vesting of the rights is 25% of the total rights amount per year with the first 25% amount vesting in December, 1996.

EXECUTIVE OFFICERS

The following table sets forth as of March 1, 1996 certain information concerning executive officers of the Company and certain executive officers of the Bank:

                                                        Position and Principal Occupation
            Name               Age                           For the Past Five Years
 --------------------------   -----    -------------------------------------------------------------------
 Claudine B. Williams           74     Chairman of the Board of the Company and the Bank.  Chairman of the
                                       Board of Harrah's Las Vegas and member of the Board of Directors of
                                       International Gaming Technologies, Inc.

 Keith Ashworth                 71     Vice Chairman of the Board of the Company and the Bank.  Executive
                                       Assistant to the Chief Executive Officer, and Director of Community
                                       Affairs, of Nevada Power Co.

 James V. Bradham               55     President and Chief Executive Officer of the Company and the Bank.

 Robert E. Olson                55     Treasurer of the Company and Executive Vice President and Chief
                                       Financial Officer of the Bank.

                                                          Position and Principal Occupation
             Name              Age                            For the Past Five Years
 --------------------------   -----    -----------------------------------------------------------------------
 Edward D. Smith                58     Secretary of the Company and the Bank.  Member of the Board of
                                       Directors of Sun Pacific Farming & Shippers, Secretary of Nevada
                                       Recycling, Inc., Director of Quality Towing, Inc. and President of
                                       Southwest Consultants Ltd.

 Patricia L. Kirkwood           42     Executive Vice President and Cashier of the Bank.  Previously served as Senior Vice President and Cashier of the Bank.

 Robert J. Sistek               55     Executive Vice President and Senior Loan Officer of the Bank.  Previously
                                       served as Vice President of First Interstate Bank of Nevada from August
                                       1988 through February 1992.

 James Zurbriggen               44     Executive Vice President of the Bank.

EXECUTIVE COMPENSATION

During 1995, the Company did not pay any cash compensation to its executive officers and no such cash compensation is expected to be paid during 1996. However, certain of the persons serving as the executive officers of the Company are also employees of the Bank, and they received during 1995, and are expected to receive in 1996, cash compensation in their capacities as executive officers of the Bank.

                          SUMMARY COMPENSATION TABLE

                                                                          Long Term Compensation
                                                                    ---------------------------------
                            Annual Compensation                              Awards           Payouts
         ---------------------------------------------------------  -----------------------   -------
            (a)                (b)     (c)        (d)       (e)        (f)         (g)          (h)        (i)
         ---------            ----   --------   -------  ---------  ----------  -----------   -------   ---------
                                                           Other
                                                          Annual    Restricted                          All Other
         Name and                                         Compen-     Stock                    LTIP      Compen-
         Principal                    Salary     Bonus   sation(1)   Award(s)    Options/     Payouts   sation(2)
         Position             Year     ($)        ($)       ($)        ($)         SARs         ($)        ($)
         ---------            ----   --------   -------  ---------  ----------  -----------   -------   ---------
  James V. Bradham            1995   $179,400   $62,790         0        0      8,000/8,000      0       $12,025
  President/CEO, Director     1994   $179,400   $62,790         0        0              0/0      0       $11,209
                              1993   $170,900   $57,764   $35,591        0          2,000/0      0       $12,108

  Patricia L. Kirkwood        1995    $77,000   $34,650   $35,376        0      6,000/6,000      0        $4,151
  Executive Vice President    1994    $63,617    $7,200         0        0              0/0      0        $3,335
                              1993    $58,000    $5,800         0        0          1,000/0      0        $2,767

  Robert E. Olson             1995    $94,200   $42,390         0        0      6,000/6,000      0        $8,709
  Executive Vice President    1994    $94,200   $32,970         0        0              0/0      0        $7,710
                              1993    $89,700   $30,319   $28,018        0          2,000/0      0        $6,597

  Robert J. Sistek            1995    $84,200   $37,890         0        0      6,000/6,000      0        $6,824
  Executive Vice President    1994    $84,200   $29,470         0        0              0/0      0        $6,707
                              1993    $80,200   $27,108   $26,700        0          2,000/0      0        $2,951

  James E. Zurbriggen         1995    $94,200   $42,390         0        0      6,000/6,000      0        $6,040
  Executive Vice President    1994    $94,200   $32,970         0        0              0/0      0        $5,332
                              1993    $89,700   $30,319   $42,342        0          2,000/0      0        $6,438


(1) These amounts represent perquisites consisting of automobile allowance, payments to cover taxes and payments for country club memberships. The amount of the country club membership for Messrs. Bradham, Olson, Sistek and Zurbriggen for 1993 was $25,000, $25,000, $26,200 and $35,000, respectively and the amount of the country club membership for Ms. Kirkwood for 1995 was $29,788.

(2) This amount represents the Bank's contribution under the Bank's Profit Sharing/401(k) Plan and the cost of premiums for life insurance.

                            OPTION/SAR GRANTS TABLE
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                           Individual Grants
                                   ---------------------------------
           (a)                           (b)                 (c)               (d)            (e)
          ----                     -------------        ------------      -----------     -------------
                                                         % of Total
                                                        Options/SARs
                                    Options/SARs         Granted to       Exercise or
                                      Granted           Employees in      Base Price       Expiration
          Name                          (#)              Fiscal Year       ($/Share)          Date
          ----                     -------------        ------------      -----------     -------------
  James V. Bradham                 4,000 Options                            $13.25        April 2000
                                   4,000 Options        15.5% Options       $13.50        December 2000
                                   5,333 SARs                               $ 9.94        January 2000
                                   4,000 SARs            21.1% SARs         $13.50        December 2000

  Patricia L. Kirkwood             3,000 Options                            $13.25        April 2000
                                   3,000 Options        11.6% Options       $13.50        December 2000
                                   4,000 SARs                               $ 9.94        January 2000
                                   3,000 SARs            15.8% SARs         $13.50        December 2000

  Robert E. Olson                  3,000 Options                            $13.25        April 2000
                                   3,000 Options        11.6% Options       $13.50        December 2000
                                   4,000 SARs                               $ 9.94        January 2000
                                   3,000 SARs            15.8% SARs         $13.50        December 2000

  Robert J. Sistek                 3,000 Options                            $13.25        April 2000
                                   3,000 Options        11.6% Options       $13.50        December 2000
                                   4,000 SAR                                $ 9.94        January 2000
                                   3,000 SARs            15.8% SARs         $13.50        December 2000

  James Zurbriggen                 3,000 Options                            $13.25        April 2000
                                   3,000 Options        11.6% Options       $13.50        December 2000
                                   4,000 SARs                               $ 9.94        January 2000
                                   3,000 SARs            15.8% SARs         $13.50        December 2000

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR
                                     VALUE

           (a)                 (b)                    (c)                  (d)                          (e)
          ----          ------------------       --------------    --------------------       ------------------------
                                                                                                     Value of
                                                                        Number of                 Unexercised In-
                                                                       Unexercised                   the-Money
                                                                     Options/SARs at              Options/SARs at
                                                                      Year-End (#)                 Year-End ($)
                        Shares Acquired on       Value Realized       Exercisable/                 Exercisable/
          Name             Exercise (#)               ($)             Unexercisable                Unexercisable
          ----          ------------------       --------------    --------------------       ------------------------
  James V. Bradham                 0                     $0        1,600/9,607  Options       $20,576/$74,722  Options
                                                                       0/9,333  SARs               $0/$88,983  SARs

  Patricia L. Kirkwood         1,333                $22,941        2,332/6,668  Options       $35,825/$54,729  Options
                                                                       0/7,000  SARs               $0/$66,740  SARs

  Robert E. Olson              2,000                $31,880        1,600/7,067  Options       $20,576/$59,472  Options
                                                                       0/7,000  SARs               $0/$66,740  SARs

  Robert J. Sistek             2,000                $31,720        6,932/8,401  Options      $109,059/$81,608  Options
                                                                       0/7,000  SARs               $0/$66,740  SARs

  James E. Zurbriggen              0                     $0        1,600/7,067  Options       $20,576/$59,472  Options
                                                                       0/7,000  SARs               $0/$66,740  SARs

                                  PROPOSAL 2:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of McGladrey & Pullen, LLP, Las Vegas, Nevada, served as independent certified public accountants for the Company and the Bank through the year 1995 and has been selected to serve as the Company's independent certified public accountants for the year 1996. All services rendered by McGladrey & Pullen, LLP for 1995 were approved by the Board, which has determined the firm of McGladrey & Pullen, LLP to be independent. It is expected that one or more representatives of McGladrey & Pullen, LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

In the event shareholders do not ratify the appointment of McGladrey & Pullen, LLP as the Company's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Bank's Audit Committee and the Board.

Ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent certified public accountants for fiscal year 1996 will require the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Company's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.


                            SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1997 Annual Meeting of Shareholders is December 15, 1996.

                                 OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                                   AMERICAN BANCORP OF NEVADA





Dated: April 1, 1996                               Edward D. Smith
                                                   Secretary

A COPY OF THE COMPANY'S 1995 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO AMERICAN BANCORP OF NEVADA, 4425 SPRING MOUNTAIN ROAD, LAS VEGAS, NEVADA 89102.

                                  THIS PROXY IS SOLICITED ON BEHALF OF THE
                                  BOARD OF DIRECTORS. The undersigned hereby
                                  appoints Messrs. James V. Bradham and Robert
                                  E. Olson as proxyholders, with full power
                                  of substitution to represent, vote and act
              PROXY               with respect to all shares of common stock of
                                  American Bancorp of Nevada (the "Company")
   AMERICAN BANCORP OF NEVADA     which the undersigned would be entitled to
                                  vote at the meeting of shareholders to be held on April 15, 1996 at 9:00 a.m., at the main office of American Bank of Commerce, located at 4425 Spring Mountain Road, Las Vegas,
                                  Nevada or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.       Election of ten (10) persons to be directors.

            Keith Ashworth                             Joel A. Laub
            James V. Bradham                           Betty Lou Lehman
            Vern J. Christensen                        Darrell A. Luery
            Elias F. Ghanem, M.D.                      Edward D. Smith
            Nasser F. Ghanem                           Claudine B. Williams


         [ ] FOR ALL NOMINEES LISTED ABOVE             [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below)

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)

         -----------------------------------------------------------------------

2. Ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent certified public accountants for 1996.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

                           PLEASE SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS LISTED ABOVE. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

(Please date this Proxy and sign your name exactly as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

           [ ] I DO     [ ] DO NOT     EXPECT TO ATTEND THE MEETING.


                                         ---------------------------------------
                                                    (Number of Shares)


                                         ---------------------------------------
                                                 (Please Print Your Name)


                                         ---------------------------------------
                                                 (Please Print Your Name)


                                         ---------------------------------------
                                                          (Date)


                                         ---------------------------------------
                                                 (Signature of Shareholder)


                                         ---------------------------------------
                                                 (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.